APPLICABLE DOCUMENTARY STAMP TAXES HAVE BEEN PAID ON
AND AFFIXED TO THE MORTGAGE SECURING THIS NOTE

Alico $60,000,000 Line of Credit 2010
Real Estate Line of Credit: 10053600

LINE OF CREDIT NOTE

$60,000,000.00	September 8, 2010
FOR VALUE RECEIVED, the undersigned (individually and collectively, “Borrower”), hereby promise to pay to the order of RABO AGRIFINANCE, INC., a Delaware corporation (“Lender”) the principal sum of Sixty Million Dollars and No Cents ($60,000,000.00) or, if less, the aggregate principal sum of all Line of Credit Loans, and interest at the rate specified in the Credit Agreement between Borrower and Lender dated as of the date hereof (the "Credit Agreement").  Principal and interest are payable to Lender at the times specified in the Credit Agreement.  All payments shall be made to Lender in lawful money of the United States of America at 12443 Olive Boulevard, Suite 50, St. Louis, MO 63141, or such other place as Lender directs, in same day funds.  Each capitalized term used in this note that is defined in the Credit Agreement will have the meaning specified in the Credit Agreement.

This note is referred to in, and is subject to the terms and conditions of the Credit Agreement.  Without limitation, the Credit Agreement (i) provides for the making of Line of Credit Loans by Lender to Borrower from time to time in an aggregate amount not to exceed at any time outstanding the amount specified above, and (ii) contains provisions for acceleration of the maturity hereof upon the occurrence of certain stated events.

This Term Loan Note is secured by the Collateral Documents (defined in the Credit Agreement) and any other collateral or security documents now or hereafter executed and delivered by Borrower to Lender.

Borrower has executed and delivered this Line of Credit Note as of the day and year first written above.

BORROWER

Alico, Inc., a Florida corporation

By:           /s/ JD ALEXANDER

JD Alexander
 Its:          Chief Executive Officer

Alico-Agri, Ltd., a Florida limited partnership

By:           Alico, Inc., a Florida corporation,

its General Partner

By:           /S/ JD ALEXANDER
Its:           Chief Executive Officer

Alico Plant World, L.L.C., a Florida limited liability company

By:           Alico, Inc., a Florida corporation,

its Manager

By:           /S/ JD ALEXANDER

                Its:          Chief Executive Officer

Alico Real Estate Line of Credit Note $60,000,000

Bowen Brothers Fruit, LLC, a Florida limited liability company

By:           Alico, Inc., a Florida corporation,

its Managing Member

By:           /S/ JD ALEXANDER

                Its:          Chief Executive Officer

Alico Land Development Inc., a Florida corporation

By:          /S/ JD ALEXANDER

Its:          Chief Executive Officer

Alico Real Estate Line of Credit Note $60,000,000